Exhibit 4.1

CAPITAL STOCK CAPITAL STOCK M MTS SYSTEMS CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA SEE REVERSE SIDE FOR CERTAIN DEFINITIONS PAR VALUE $.25 PER SHARE COMMON SHARES OF THE CAPITAL STOCK, PAR VALUE TWENTY-FIVE CENTS ($.25) PER SHARE, OF MTS SYSTEMS CORPORATION transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed or assigned. The shares represented hereby are fully paid and non-assessable, and are issued under and are subject to the Articles of Incorporation and Bylaws of the Corporation. This certificate is not valid unless countersigned by the Transfer Agent. WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N.A. TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE PRESIDENT & CHIEF EXECUTIVE OFFICER SENIOR VICE PRESIDENT & CHIEF FINANCIAL OFFICER THIS CERTIFIES THAT SPECIMEN is the owner of CUSIP 553777 10 3

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: UTMA – Custodian TEN COM TEN ENT JT TEN – as tenants in common – as tenants by entireties (Cust) (Minor) under Uniform Transfers to Minors Act – as joint tenants with right of survivorship and not as tenants in common (State) Additional abbreviations may also be used though not in above list. For value received, hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.